MASSMUTUAL FUNDS
MassMutual Main Street Fund
Supplement dated March 25, 2024 to the
Prospectus dated February 1, 2024
and the Summary Prospectus dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MassMutual Main Street Fund (the “Fund”) will be dissolved. Effective on or about August 23, 2024 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.
Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M-24-02
MS-24-01